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                                                                   Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2002 in the Registration Statement on Form S-1 and Related Prospectus of NOMOS Corporation.


                                                      ERNST & YOUNG LLP

                                                      /s/ Ernst & Young LLP


Pittsburgh, Pennsylvania
April 25, 2002